Exhibit 32.2
Certification of the Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002
In connection with the Quarterly Report of Bonanza Creek Energy, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott A. Fenoglio, Senior Vice President, Finance & Planning of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 8, 2017

/s/ Scott A. Fenoglio
Scott A. Fenoglio
Senior Vice President, Finance & Planning